Exhibit 99.1

Welcome Investors March 2022 Welcome Investors August 2024

Forward Looking Statements 2 Certain statements in this presentation may be considered “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward - looking statements generally relate to future events or the Company’ s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “be lie ve,” “predict,” or similar words. These forward - looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward - looking statements. These forward - looking statements include, among other things, statements regarding: the Company’s prospects, anticipated advantages the Company expects to rea liz e from its acquisition strategies, the Company’s financial performance, targets, goals, and metrics, the Company’s revenue, gross margin and operati ng margin targets, participation in multiple markets, its engineering and product development resources, the benefits of the Company’s product development busin ess (including its margin and customer relationship), the Company’s business opportunities and competitive advantages, the Company’s growth potential and s tra tegies for growth, and statements about customer and industry demand. Investors are cautioned that such forward - looking statements are not guarantees of future performance and involve risks and unce rtainties, including without limitation risks associated with the identification of suitable acquisition candidates and the successful, efficient executio n o f acquisition transactions and integration of any such acquisition candidates, economic conditions that affect sales of the products of the Company’s custom ers , adverse changes in general economic and geopolitical conditions, including, without limitation, global supply chain disruptions, labor cost increases an d i nflation, the ongoing conflict between Russia and Ukraine, other similar conflicts and civil unrest in Haiti, which is in proximity to our manufacturing facilities in the Dominican Republic, could have a material adverse effect on our business and results of operations, the ability of the Company to obtain new customers, the ability of the Company to fulfill its obligations on long - term contracts and to retain current customers, particularly our customer who accounted for more than 28% of our revenue for 2023, the ability of the Company to maintain and grow its current margins, the ability of the Company to achieve its revenue, gross mar gin and operating margin targets, the Company’s ability to adapt to changing market needs and other factors as well as other risks and uncertainties that are detai led in the documents filed by the Company with the Securities and Exchange Commission (“SEC”). Accordingly, actual results may differ materially. The risks and un certainties included above are not exhaustive. Readers are referred to the documents filed by the Company with the SEC, specifically the last reports on For ms 10 - K and 10 - Q. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to refle ct any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. Use of Non - GAAP Financial Measures This presentation includes non - generally accepted accounting principles (“GAAP”) performance measures. The Company uses these no n - GAAP financial measures to facilitate management's financial and operational decision - making, including evaluation of the Company’s historical operating results. The Company’s management believes these non - GAAP measures are useful in evaluating the Company’s operating performance and are similar measure s reported by publicly listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in ana lyzing operating performance and prospects. These non - GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends af fecting the Company’s business. By providing these non - GAAP measures, the Company’s management intends to provide investors with a meaningful, consist ent comparison of the Company’s performance for the periods presented. These non - GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company's definition of these non - GAAP measures may differ from similarly titl ed measures of performance used by other companies in other industries or within the same industry .

Who We Are UFP Technologies is an innovative designer and custom manufacturer of comprehensive solutions for medical devices, sterile packaging, and other highly engineered custom products. 3 Ticker: UFPT Headquarters: Newburyport, MA Annual Revenue: ~$565 million ~4,000 Associates/ Temps Established: 1963 20 Manufacturing Facilities Key Stats: 5 Design R&D Centers Market Cap: ~$2.4 Billion 1 Share Count: ~7.7 million 1 1. As of 8/9/2024

We help our customers develop, improve, manufacture, or protect their products through: 4 Design & engineering capabilities Materials expertise Strategic locations Precision manufacturing Shaping Innovation

Our Process Innovative process from design and engineering to manufacturing and delivery 5

Product Development Business 6 We bring deep experience in flexible material - based device manufacturing, from components and packaging, to final device assembly High Margin Added Expertise Stronger Customer Relationships Long Term Manufacturing 1 2 3 4 BENEFITS

Primary Focus Areas 90% 10% • Automotive • Aerospace & Defense • Industrial / Other Single use and single patient, polymer based medical devices and sterile packaging. Custom engineered components and protective solutions incorporating highly specialized materials for: 7 * Proforma revenue as of August 9, 2024

MedTech 8 1. Fortune Business Insights - $518 billion as of 2023. 6.3% CAGR for a forecast period of 2024 - 2032. 2. Medical Design & Outsourcing 2023 MedTech Big 100. 3. Proforma revenue as of 8/21/2024 MedTech Revenue By Segment 3 $518 billion, 6.3% CAGR 1 Global Medical Device Market Customers include 25 of the top 30 largest medical device manufacturers in the world 2 Applications Expertise • Robotic Surgery Drapes • Orthopedic Sterile Packaging • Catheter & Guidewire Sterile Packaging • IV Port Cleaners • Surgical Site Preparation • Minimally Invasive Surgery Ports • Negative Pressure Wound Therapy • MedSurg Beds ZŽďŽƟĐ ^ƵƌŐĞƌǇ ^ƚĞƌŝůĞĚƌĂƉĞƐƉƌŽǀŝĚĞƉƌŽƚĞĐƟŽŶ ƚŽƚŚĞƌŽďŽƚǁŚŝůĞŵĂŝŶƚĂŝŶŶŐ ƉƌĞĐŝƐĞƌĂŶŐĞŽĨŵŽƟŽŶ /ŶƚĞƌǀĞŶƟŽŶĂů Θ ^ƵƌŐŝĐĂů ĞǀŝĐĞƐ ͕ ƐƵď Ͳ ĂƐƐĞŵďůŝĞƐ ͕ ĐŽŵƉŽŶĞŶƚƐ Θ ƉĂĐŬĂŐŝŶŐƵƐĞĚ ĚƵƌŝŶŐƐƵƌŐŝĐĂůƉƌŽĐĞĚƵƌĞƐ KƌƚŚŽƉĞĚŝĐƐ ^ƚĞƌŝůĞ ďĂƌƌŝĞƌƉƌŽƚĞĐƟǀĞ ƉĂĐŬĂŐŝŶŐĨŽƌŝŵƉůĂŶƚƐ dŚĞƌĂƉĞƵƟĐƐ WƌŽĚƵĐƚƐĨŽƌĨĂƐƚĞƌ ƌĞĐŽǀĞƌǇŽƌĂƐƐŝƐŝƟŶŐŝŶ ĂĐƟǀŝƟĞƐŽĨĚĂŝůǇůŝǀŝŶŐ ^ƵƌĨĂĐĞƐ Θ ^ƵƉƉŽƌƚ ĞĚƐ ͕ ƉŽƐŝƟŽŶŝŶŐĚĞǀŝĐĞƐ ͕Θ ƚĞŵƉĞƌĂƚƵƌĞĐŽŶƚƌŽůƉĂĚƐ tŽƵŶĚĂƌĞ EĞŐĂƟǀĞWƌĞƐƐƵƌĞtŽƵŶĚ ĂƌĞĐŽŵƉŽŶĞŶƚƐƚŽ ƉƌŽŵŽƚĞĨĂƐƚĞƌŚĞĂůŝŶŐ /ŶĨĞĐƟŽŶWƌĞǀĞŶƟŽŶ WƌŽĚƵĐƚƐ ƚŽƉƌĞǀĞŶƚĂŶĚĐŽŶƚƌŽů ŚŽƐƉŝƚĂůĂĐƋƵŝƌĞĚŝŶĨĞĐƟŽŶƐ ; ,/ Ϳ

MedTech Portfolio Robotic Drapes Revascularization Device Needleless Injection Port Cleaner MedSurg Bed Negative Pressure Wound Therapy Compression Device 9

Advanced Components 10 INDUSTRIAL AUTOMOTIVE AEROSPACE & DEFENSE Highly engineered components and packaging used in targeted large and growing niches Our products are present on many of the world’s leading brands including GM, Ford, Mercedes, Tesla, Boeing and Lockheed Martin UFP Differentiation Precision molding Innovative design engineering Material expertise Complex laminated composites Dedicated in house tooling & equipment manufacturing AS9100 certified Strategic manufacturing locations 1 2 3 4 5 6 7

Advanced Components Portfolio Military Gear Protective Helmets Law Enforcement Military Protective Case Systems Automotive Interior Trim 11

Growth Strategy 12 Internal Growth: Market To Our Sweet Spot Strategic Acquisitions TWO - PRONGED

13 Organic Growth Opportunity Focus on high growth niche segments (MedTech – approximately 90% of revenue and growing) » Single - use, single - patient » Customer funded development Market to our sweet spot and differentiated capabilities » Leverage technology differentiation » Engineering resources » Exclusive access to specialty materials » Scale (footprint, clean room manufacturing) Expand business with existing customers » Offer complementary products and services » Additional value - add services

14 Acquisition Growth Opportunity Continue to Focus on Higher - Growth, Higher - Margin MedTech Opportunities that Create Value » Become more valuable to our customers » Strategic focus – new capability, geography, growing market segment, materials » Add scale » Look for synergistic opportunities » Cultural fit Goal is for acquisitions to be accretive within the first year. Experienced and disciplined management team with 19 acquisitions completed

Business Profile • Location: o Dover, NH • Associates: 83 Products & Services • Micro thermoforming of thin gauge specialty films • EMI shielding and insulations for implantable devices • High temperature films (+500) • Low temperature films ( - 400) Technologies • Thermoforming (small parts) • Heat Sealing • Clean Room Assembly • Tooling Development • Ability to Automate Key Markets Served • Medical o Pacemaker o Cardiac Defibrillator o Cardiac Monitor o Neuromodulator • Advanced Material Products Key Materials • Films • Textiles Thin Film Molding for Implantable Medical Devices

Business Profile • Locations: o St. Charles, Illinois o Santiago, Dom Rep • Associates: 700 Key Market Served • Safe patient handling • Patient transfer • Patient Comfort Key Materials • Engineered textiles o 2 directional Products & Services • Single patient medical solutions • Low - cost manufacturing • Specialty fabrics expertise in converting and assembly Technologies • Complex cut and sew work cells • Final packaging, kitting, and distribution Single use safe patient handling systems

Business Profile • Location: o Tallahassee, FL • Associates: 25 Key Markets Served • Stick to skin applications • Biocompatible tapes and adhesives • RAS drapes Key Materials • Medical grade tapes • Positioning labels • Specialty adhesives 3M Healthcare adhesive converter with high - speed die - cutting and converting expertise Products & Services • Multi - layered laminates with specialty adhesives • High speed die - cutting • Product assembly • Custom packaging Technologies • Rotary die cutting • Flexographic printing • Controlled environment mfg.

Business Profile • Locations: o Navan, Ireland o Singapore • Associates: 50 Key Markets Served • Orthopedics • Wound care • Infection Prevention Key Materials • Medical foams • High performance films Products & Services • Sterile packaging components • Die cut medical parts • Cleanroom assembly Technologies • Rotary die cutting • RF welding • Cleanroom fabrication Foam & flexible thermoplastic polyurethane (TPU) solutions for use in a wide range of medical devices.

Locations 19 1.3 Million SF Manufacturing Space 39 Cleanrooms & CERs New Locations: + Dover, NH + St. Charles, IL + Tallahassee, FL + Santiago, DO + Navan, IE + Singapore

Why Invest? 20 Significant market growth opportunities Barriers to entry Strong customer relationships Experienced management team Proven growth strategy Attractive financial metrics

21 Significant Market Growth Opportunities Market Focused On » Better Patient Outcomes » Infection Prevention » Reducing Healthcare Costs Focused on fast growing segments Global Footprint » Bringing New Opportunities

Barriers To Entry » Advanced systems (extensive quality certifications) » In addition to existing equipment, engineers will design product specific innovations in order to meet customer needs Systems » In - house custom equipment manufacturing capabilities Custom Equipment » Numerous patents relating to foam, packaging, tool control, radio frequency welding, automotive super - forming processes, and other products » Significant manufacturing knowhow Intellectual Property » Global footprint – competition is generally smaller companies that have limited resources and access to materials Scale » Veteran engineering team for product design and development; more than 100 members of the engineering group Engineering Resources » Exclusive access to several specialty medical grade materials » Offers broad array of materials to meet customer needs » Over 60 years in business and strong supplier relationships/partnerships Greater Access to Materials 22

Management Team 23 Chris Litterio SVP, Human Resources & General Counsel Former Managing Partner and head of employment law at a major Boston law firm; 7 - years at the company Steve Cardin VP & COO, MedTech 28 years in the medical device industry; 5 - years at the company Jason Holt CCO Former VP & GM at ITW; 6 - years at the company R. Jeffrey Bailly Chairman & CEO 36 - year history at the company Ronald Lataille CFO, Sr. VP & Treasurer 27 - year history at the company Mitchell Rock President 30 - year history at the company.

Proven Growth Strategy 24 Creating Shareholder Value

Financial Targets 25

Financial Targets 26 3 to 5 Year Financial Targets 12 - 18% Revenue Growth 28 - 31% Gross Margin 15 - 18% Operating Margin

12% to 18 % Targeted Revenue Growth Internal Growth + Acquisitions $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2020 2021 2022 2023 June 2024 TTM 27 Revenue TTM = 12 - month period ended June 30, 2024

Gross Margin Target – 28% to 31% Operating Leverage from Mix Shift + Acquisition synergies + Efficiencies 28 Gross Profit Margin Target: 28 - 31% 24.9% 24.8% 25.5% 28.1% 29.3% 18.0% 20.0% 22.0% 24.0% 26.0% 28.0% 30.0% 32.0% 2020 2021 2022 2023 Q2 2024 YTD

Operating Margin Target - 15% to 18% Operating leverage from mix shift + acquisition synergies + efficiencies 29 Adjusted* Operating Margin Target: 15 - 18% *See non - GAAP reconciliation on slide 31 9.6% 10.50% 12.6% 14.8% 16.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2020 2021 2022 2023 Q2 2024 YTD

UFP Historical Stock Performance 20 Years 30 *Measured as the percent increase from August 9, 2004 through August 9, 2024. Ϭ й ϭϬϬϬ й ϮϬϬϬ й ϯϬϬϬ й ϰϬϬϬ й ϱϬϬϬ й ϲϬϬϬ й ϳϬϬϬ й ϴϬϬϬ й ϵϬϬϬ й ϭϬϬϬϬ й ϭϭϬϬϬ й ϭϮϬϬϬ й ƵŐ Ͳ Ϭϰ ƵŐ Ͳ Ϭϲ ƵŐ Ͳ Ϭϴ ƵŐ Ͳ ϭϬ ƵŐ Ͳ ϭϮ ƵŐ Ͳ ϭϰ ƵŐ Ͳ ϭϲ ƵŐ Ͳ ϭϴ ƵŐ Ͳ ϮϬ ƵŐ Ͳ ϮϮ ƵŐ Ͳ Ϯϰ h&WdĞĐŚŶŽůŽŐŝĞƐ/ŶĐ ; h&Wd Ϳ WƌŝĐĞ й ŚĂŶŐĞ ZƵƐƐĞůů ϮϬϬϬ ; Δ Zhd Ϳ >ĞǀĞů й ŚĂŶŐĞ ^ Θ W ϱϬϬ ; Δ ^Wy Ϳ >ĞǀĞů й ŚĂŶŐĞ ϯϬϭ й ϰϬϮ й ϭϬ ͕ ϵϱϮ й

R. Jeffrey Bailly Chairman, CEO & President Newburyport, Massachusetts Ronald Lataille CFO, Sr. VP & Treasurer Newburyport, Massachusetts UFP Technologies 100 Hale St. Newburyport, MA 01950 978 - 352 - 2200 investorinfo@ufpt.com www.ufpt.com

Appendix Reconciliation of Non - GAAP Results 32 (in Millions) 2019 2020 2021 2022 2023 Q2 2024 YTD Revenue, As Reported $ 198.4 $ 179.4 $ 206.3 $ 354.0 $ 400.1 $ 215.2 Operating Income, as reported 24.7 16.7 21.2 55.4 55.7 33.9 Add: Acquisition/ Restructuring related Costs - - 0.4 1.0 - 0.9 Add earnout fair value adjustment - - - 9.8 3.5 0.5 Less: Gain or Add: Loss on Sale of fixed assets - 0.5 - (6.1) 0.1 0.7 Less: Sale of MFT - - - (15.6) - - Adjusted Operating Income $ 24.7 $ 17.2 $ 21.6 $ 44.5 $ 59.3 $ 36.0 Adjusted Operating Margin 12.4% 9.6% 10.5% 12.6% 14.8% 16.7%